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                                                                   Exhibit 23(a)


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

              We consent to the incorporation by reference in this registration statement on Form S-8 and in the related prospectuses of our report dated April 1, 1997 on our audit of the consolidated financial statements of Perot Systems Corporation contained in its Registration Statement on Form 10/A, File
No. 000-22495, as filed with the Securities and Exchange Commission.



/s/ COOPERS & LYBRAND L.L.P.
---------------------------------
    Coopers & Lybrand L.L.P.



McLean, Virginia
June 27, 1997